SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 30, 1999


                                  CD RADIO INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                        0-24710                52-1700207
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(State or other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


1221 Avenue of the Americas, 36th Fl., New York, NY                 10020
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      (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (212) 584-5100

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"), CD Radio ("us", "we" and occasionally, the "Company") is hereby providing cautionary statements identifying important factors that could cause our actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Reform Act) made in this Current Report on Form 8-K. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "intends," "plans," "projection" and "outlook") are not historical facts and may be forward-looking. Such statements involve estimates, assumptions and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. Accordingly, any such statements are qualified in their entirety by reference to the factors discussed in our Annual Report on Form 10-K for the year ended December 31, 1998, and investors should not place undue reliance on any such forward- looking statements. Among the significant factors that have a direct bearing on our results of operations are the potential risk of delay in implementing our business plan; increased costs of construction and launch of necessary satellites; our dependence on Space Systems/Loral, Inc.; risk of launch failure; unproven market and unproven applications of existing technology; our dependence on Lucent Technologies, Inc.; unavailability of receivers and antennas; and our need for additional financing.

         Management cannot assess the impact of each such factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Further, any forward- looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all of such factors.

Item 5.  Other Events.

         On April 29, 1999, we announced that we launched an offering of $200 million of securities, in the form of units consisting of Senior Secured Notes due 2009 with attached warrants to purchase shares of our Common Stock. A portion of the proceeds will be pledged to pay the first three years of interest on the Senior Secured Notes, with the balance used for the construction and launch of CD Radio's satellites and other general corporate purposes. A copy of our press release issued on April 29, 1999 is attached as Exhibit 99.1 to this Current Report and incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  CD RADIO INC.


                                                  By: /s/ Patrick L. Donnelly
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                                                      Patrick L. Donnelly
                                                      Executive Vice President,
                                                      General Counsel
                                                      and Secretary

Dated: April 30, 1999

                                  EXHIBIT INDEX


Exhibit                    Description of Exhibit
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 99.1                      Press release, dated April 29, 1999.